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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 20, 2004

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                               SECURED DATA, INC.
               (Exact name of registrant as specified in Charter)


            NEVADA                       000-32253               87-0650264
(State or other jurisdiction of     (Commission File No.)      (IRS Employee
 incorporation or organization)                              Identification No.)

                       409 Calle San Pablo, Suite 100-101
                               Camarillo, CA 93010
                    (Address of Principal Executive Offices)


                                  213-381-7450
                            (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS; ITEM 5.01 CHANGES
IN CONTROL OF REGISTRANT.

     Pursuant to the terms of a Stock Purchase Agreement dated December 20, 2004 ("Malone Agreement"), Art Malone, Jr. ("Selling Shareholder") sold 7,229,601 shares of the common stock of Secured Data, Inc. ("Company") for $300,000 (the "Sale") to Zhi Lan Wang and Jun Lin, individuals on the closing date of December 20, 2004. As a result, the 7,229,601 shares of the common stock of the Company sold represented approximately 56.18% of the total outstanding stock of the Company. No part of the consideration used to acquire control of the Company was from a loan. The Board of Directors also appointed Xinwen Hou as an additional member of the Board of Directors. Immediately thereafter, pursuant to the terms of an Agreement and Plan of Reorganization dated December 20, 2004 ("Northwest Agreement"), the Company initially purchased 30% of the common shares of Northwest BioTechnic Inc. ("NBTI"), a British Virgin Islands corporation, in exchange for 80,735,590 shares of the Company's common stock ("Acquisition"), and agreed to purchase the remaining 70% of NBTI's common shares in exchange for a promissory note ("Promissory Note") convertible into 10,465,725 (post a one for eighteen reverse split) shares of the Company's common stock. As a result, the 80,735,590 shares of the common stock of the Company sold represented approximately 86.3% of the total outstanding stock of the Company. No part of the consideration used to acquire control of the Company was from a loan.

The purchase price for the remaining 70% of NBTI's common shares was $1,900,000 payable by the Company's issuance of the Promissory Note on December 20, 2004 The Promissory Note may be convertible into 10,465,725 (post a one for eighteen reverse split) shares of the Company's common stock upon maturity at the discretion of the Company. The shareholders of NBTI may also convert at any time prior to maturity.

The Sale and the Acquisition described in the paragraphs above are referred to herein as the "Transactions." As part of the Transactions, the following changes to the Company's directors and officers have occurred or will occur:

      Art Malone, Jr. resigned as the Company's Chief Executive Officer, Chief Financial Officer and any other officer capacity effective December 20, 2004.

      The Board of Directors, effective upon Mr. Malone's resignation on December 20, 2004, appointed Jing An Wang as Chief Executive Officer and President, San Ding Tao as Chief Financial Officer, and Xinwen Hou as Secretary. The Board of Directors also appointed Xinwen Hou as an additional member of the Board of Directors.

      Jing An Wang, San Ding Tao and Zhang Jun Qi were appointed as additional members of the Corporation's Board of Directors, subject to the 10-day period after the filing of an Information Statement pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934.


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NBTI was incorporated in the British Virgin Islands on June 25, 2004. NBTI
operates through its wholly owned subsidiary, Huifeng Biochemistry Joint Stock Company ("Huifeng"), which is a joint stock company established under the laws of the People's Republic of China ("PRC") and responsible for the production and sales of plant extracts, biochemical products and pharmaceutical raw products in the PRC.


ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

(a) Between December 15, 2004 and December 20, 2004, the Company issued a total of 585,000 shares of common stock, in the aggregate, to three creditors in exchange for satisfaction and settlement of Company debts totaling $93,000.

(b) On December 20, 2004, the Company issued 80,735,590 shares of common stock, in the aggregate, to Northwest Bio-Technic Inc.'s shareholders and their assignees pursuant to the terms of the Northwest Agreement.

The transactions above were effected under Section 4(2) of the Securities Act of 1933, as amended, and appropriate legends were affixed to the share certificates and other instruments issued in such transaction.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(A) APPOINTMENT OF DIRECTOR

      Effective December 20, 2004, Mr. Xinwen Hou was appointed as a member of the board of directors of the Registrant.

      Mr. Xinwen Hou, age 36, currently also serves as Assistant to the President and as Company Secretary for Huifeng Biochemistry Joint Stock Company ("Huifeng") in Xi An, China. Mr. Hou held various leadership positions in different public companies in China before he joined Huifeng in January 2004. From 1997 - 2003, Mr. Hou served as Company Secretary for De Li Bang Pharmaceutical Inc., which is listed on China's A share stock exchange. He is also a reputable economist. He graduated from Xi An Transportation University with a major in Business Administration.

(B) DEPARTURE OF PRINCIPAL OFFICERS AND APPOINTMENT OF PRINCIPAL OFFICERS

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      Effective December 20, 2004, Mr. Art Malone, Jr. resigned as Chief
Executive Officer, President, Chief Financial Officer and any other capacity as an officer of the Registrant. The Board of Directors, effective upon Mr. Malone's resignation, appointed Jing An Wang as Chief Executive Officer and President, San Ding Tao as Chief Financial Officer, and Xinwen Hou as Secretary.

      Mr. Jing An Wang, age 44, is the founder and currently serves as President of Huifeng. Mr. Wang has over fifteen years of experience in accounting and financial management area. Mr. Wang has served as Accounting Supervisors and Chief Financial Officers for various companies during his professional career. Before Mr. Wang founded Huifeng in 2000, he was the Chief Financial Officer for Wei Xing Enterprises from 1999 to 2000. In 2004, he was awarded "the Entrepreneur of the Year" by the Xi An Hi Tech Development Zone. Mr. Wang is also a certified public account.

Mr. San Ding Tao, age 36, Chief Financial Officer of Huifeng. Mr. Tao served as VP of Finance and CFO for various technology and bio-tech firms before he joined Huifeng in 2003. From 1998 - 2000, Mr. Tao served as Chief Financial Officer for Xi An Lan Xi Science & Technology Inc.; and from 2000 -2003, Mr. Tao served as Chief Financial Officer for Xi An Xing Yi Science & Technology Inc. Mr. Tao is a graduate of Chinese Southern Financial College.

Mr. Jun Qi Zhang, age 39, Vice President of Sales and Marketing of Huifeng. Mr. Zhang held various sales and marketing leadership positions before he joined Huifeng in 2003. From 2000 - 2003, Mr. Zhang served as the Vice President of Sales at Shan Xi Sai De High Tech Inc. He graduated from Xi An Foreign Language Institute with a major in International Trade.

[See biography of Mr. Xinwen Hou in paragraph (A) above]

No transactions (other than the Transactions) occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.


ITEM 8.01  OTHER EVENTS

 The Company issued a press release on December 27, 2004 describing the Transactions. Such press release is attached as an exhibit hereto.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Description
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10.1        Stock Purchase Agreement dated as of December 20, 2004 by and among
            Art Malone, Jr., Zhi Lan Wang and Jun Lin.

10.2 Agreement and Plan of Reorganization dated as of December 20, 2004 by and among Secured Data, Inc., Northwest Bio-Technic Inc., and the shareholders of Northwest Bio- Technic Inc.; and Convertible Promissory Note

10.3 Financial Statements of Northwest Bio-Technic Inc. and Huifeng Biochemistry Joint Stock Company. (1)

10.4        Pro Forma Financial Information. (1)

99.1        Press Release

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(1) To be filed by amendment within 71 days after December 27, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 27, 2004                           SECURED DATA, INC.


                                                    By: /s/ Jing An Wang
                                                   -----------------------------
                                                            Jing An Wang
                                                   Its: Chief Executive Officer

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